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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 18, 2004 relating to the financial statements and financial statement schedule of KLA-Tencor Corporation, which appears in KLA-Tencor Corporation's Annual Report on Form 10-K for the year ended June 30, 2004.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 3, 2004